UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL ISOTOPES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4137 Commerce Circle

Idaho Falls, Idaho 83401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 14, 2015

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders will be held at 2:00 p.m., Eastern time, on Tuesday, July 14, 2015, at the offices of Perkins Coie LLP located at 30 Rockefeller Plaza, 22nd Floor, New York, New York 10112, for the following purposes.

1.

To elect three directors to serve for a term of one year and until their successors are elected and qualified;

2.

To ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.

To hold an advisory vote to approve the compensation of our named executive officers;

4.

To approve the International Isotopes Inc. 2015 Incentive Plan; and

5.

To consider any other business that may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on July 14, 2015.

This Proxy Statement and our Annual Report to Shareholders are available at:

www.edocumentview.com/INIS.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned and postponed.

Record Date

You are entitled to vote only if you were a shareholder of International Isotopes Inc. as of the close of business on May 26, 2015.

Voting

Your vote is very important.  Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and to submit your proxy or voting instructions as soon as possible.  You may submit your proxy or voting instructions for the annual meeting by phone, on the internet or completing, signing, dating and returning your proxy card or voting instructions in the pre-addressed envelope provided.  For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 1 of the proxy statement and the instructions on the proxy card or voting instruction card.  You may attend the meeting in person even though you have sent in your proxy or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Steve Laflin
Steve T. Laflin
President and Chief Executive Officer

Idaho Falls, Idaho

June 10, 2015

4137 Commerce Circle

Idaho Falls, Idaho 83401

__________________

PROXY STATEMENT

___________________________

For Annual Meeting of Shareholders

To Be Held on July 14, 2015

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of International Isotopes Inc. (the “Company”, “we”, “us” or “our”) for use at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, July 14, 2015, at 2:00 p.m.,  Eastern time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  The Annual Meeting will be held at the offices of Perkins Coie LLP located at 30 Rockefeller Plaza, 22nd Floor, New York, New York 10112.

This proxy statement and our Annual Report to Shareholders for the fiscal year ended December 31, 2014 are first being distributed on June 10, 2015 to all shareholders entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:

Why am I receiving these materials?

A:

The Board is providing these proxy materials to you in connection with the Annual Meeting, which will take place on July 14, 2015.  As a shareholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:

What information is contained in this proxy statement?

A:

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:

How may I obtain International Isotopes’ Annual Report to Shareholders and Form 10-K?

A:

A copy of our 2014 Annual Report (which contains our Form 10-K) is enclosed.  Shareholders may request any exhibit to the Form 10-K for the year ended December 31, 2014 by specifically requesting a copy from our principal executive office in writing to International Isotopes Inc., Attn: Laurie McKenzie-Carter, 4137 Commerce Circle, Idaho Falls, Idaho 83401, or by telephone at (208) 524-5300.

Copies of the 2014 Annual Report on Form 10-K for the year ended December 31, 2014 are also available in the Investor Center section of our website at www.internationalisotopes.com and at the SEC's EDGAR database on the SEC's website at www.sec.gov.

Q:

What items of business will be voted on at the Annual Meeting?

A:

The items of business scheduled to be voted on at the Annual Meeting are:

•

The election of three directors to serve for a term of one year and until their successors are elected and qualified (Proposal No. 1);

•

The ratification of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal No. 2);

•

An advisory vote to approve the compensation of our named executive officers (Proposal No. 3);

International Isotopes Inc. | 2015 Proxy Statement | 1

•

The approval of the International Isotopes Inc. 2015 Incentive Plan (Proposal No. 4); and

•

To consider any other business that may properly come before the meeting.

Q:

How does the Board recommend that I vote?

A:   The Board recommends that you vote as follows:

•

“FOR” each of the three director nominees set forth in Proposal No. 1;

•

“FOR” Proposal No. 2, relating to the ratification of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•

“FOR” Proposal No. 3, relating to the advisory vote to approve the compensation of our named executive officers; and

•

“FOR” Proposal No. 4, relating to the approval of the International Isotopes Inc. 2015 Incentive Plan.

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

Q:

What shares can I vote?

A:   Each share of our issued and outstanding common stock as of the close of business on May 26, 2015 (the “Record Date”) is entitled to be voted on all items being voted upon at the Annual Meeting.  You are entitled to one vote for each share of common stock you own.  You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date, we had 402,215,235 shares of common stock issued and outstanding.

Q:   What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:   Most shareholders hold their shares through a broker or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.  We have enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.  Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

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Q:

How can I attend the Annual Meeting?

A:

You are entitled to attend the Annual Meeting only if you were a shareholder or joint holder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance at the Annual Meeting.  In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your being admitted to the Annual Meeting.  If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the Annual Meeting.  The Annual Meeting will begin promptly at 2:00 p.m., Eastern time.  If you need directions to the location of the Annual Meeting, please call us at (208) 524-5300.

Q:

How can I vote my shares in person at the Annual Meeting?

A:   Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting.  Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.   Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:

How can I vote my shares without attending the Annual Meeting?

A:   Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.  If you are a shareholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.  For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders of record of our common stock may submit proxies by:

(1)  Completing, signing and dating their proxy card and mailing them in the accompanying pre-addressed envelope;

(2)  Accessing the Internet Voting Site at www.envisionreports.com/INIS and voting by following the instructions provided on the website; or

(3)  Calling 1-800-652-VOTE (8683) and voting by following the instructions provided on the phone line.

In order to vote via telephone or on the Internet, please have your proxy card in front of you.  Your proxy card contains the phone number and website needed to vote.  The proxy card will also contain the account number and proxy access number needed to vote via telephone or the Internet.  Upon entering either the phone number or Internet address, you will be instructed on how to proceed.

Q:

Can I change or revoke my vote?

A:   You may change or revoke your vote at any time prior to the vote at the Annual Meeting.  If you are the shareholder of record, you may change your vote by submitting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

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Q:

Who can help answer my questions?

A:    If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact:

International Isotopes Inc.

 Attn: Laurie McKenzie-Carter

 4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Q:

Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Q:   How many shares must be present or represented to conduct business at the Annual Meeting?

A:   The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of shares of our common stock entitled to vote must be present in person or represented by proxy.  Abstentions, votes withheld and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:

How are votes counted?

A:

In the election of directors (Proposal No. 1), you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For Proposal Nos. 2, 3 and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and votes withheld have the same effect as a vote “AGAINST.”  Broker non-votes have no effect on the outcome of the vote.

If you provide specific instructions with regard to a certain item, your shares will be voted as you instruct on such items.  If you are a shareholder of record and you sign and return your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the director nominees, “FOR” the ratification of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, “FOR” the advisory vote to approve the compensation of our named executive officers, and “FOR” the approval of the International Isotopes Inc. 2015 Incentive Plan).

Q:

What is the voting requirement to approve each of the proposals?

A:   Directors are elected by a plurality of the votes cast, provided that a majority of the shares of common stock are present or represented and entitled to vote at the Annual Meeting. The three candidates who receive the greatest number of votes will be elected directors.

The ratification of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal No. 2), the advisory vote to approve the compensation of our named executive officers (Proposal No. 3), and the approval of the International Isotopes Inc. 2015 Incentive Plan (Proposal No. 4) require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

Abstentions are shares that abstain from voting on a particular matter.  Abstentions effectively count as being present for purposes of determining whether a quorum of shares is present at a meeting.  Abstentions will have no effect on Proposal No. 1, the election of directors, since approval by a percentage of the shares present or outstanding is not required.  Abstentions will have the same effect as a vote “AGAINST” Proposal No. 2, the ratification of the appointment of our independent registered public accounting firm, Proposal No. 3, the advisory vote to approve the compensation of our named executive officers, and Proposal No. 4, the approval of the International Isotopes Inc. 2015 Incentive Plan.

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If your broker holds your shares in its name (also known as “street name”), and does not receive voting instructions from you, the broker is permitted to vote your shares only on “discretionary” matters.  Proposal No. 2, the ratification of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, is the only discretionary matter that a broker is permitted to vote on at the Annual Meeting.  Broker non-votes are generally not considered votes present in person or by proxy and entitled to vote at the Annual Meeting and therefore will have no direct impact on any other proposal.  We urge you to give voting instructions to your broker on all voting items.

Q:

Is cumulative voting permitted for the election of directors?

A:   No. We do not allow you to cumulate your vote in the election of directors.  For all matters proposed for shareholder action at the Annual Meeting, each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Q:

What happens if additional matters are presented at the Annual Meeting?

A:   Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Ralph M. Richart and Steve T. Laflin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.  If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Q:

What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return, with respect to each proxy card and voting instruction card that you receive, or vote via telephone or Internet, as applicable.

Q:

Who will bear the cost of soliciting votes for the Annual Meeting?

A:

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.  Your cooperation in promptly voting your shares and submitting your proxy by telephone, Internet or by completing and returning the enclosed proxy card will help to avoid additional expense.

Q:

Where can I find the voting results of the Annual Meeting?

A:   We intend to announce the voting results of the Annual Meeting in a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission (SEC) within four business days following the Annual Meeting.

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Q:

What is the deadline to propose actions for consideration at next year's annual meeting of shareholders or to nominate individuals to serve as directors?

A:

You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in our proxy statement for the 2016 Annual Meeting of Shareholders pursuant to SEC Rule 14a-8, the written proposal must be received by our Secretary at our principal executive offices no later than February 11, 2016.  If the date of the 2016 Annual Meeting of Shareholders is moved more than 30 days before or after the anniversary date of this year's Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail the proxy materials.  Such proposals must also comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

International Isotopes Inc.

Attn: Laurie McKenzie-Carter

4137 Commerce Circle

Idaho Falls, Idaho 83401

For a shareholder proposal that is not intended to be included in our proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve that proposal and give notice to us no later than April 26, 2016.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board.  Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to our Secretary at the address of our principal executive offices set forth above.

Q:   How may I communicate with the Board or the non-employee directors on the Board?

A:   Any shareholder or other interested party may contact the Board or any individual director, including any non-employee director or the non-employee directors as a group, by directing the communication by mail or fax addressed to International Isotopes Inc., Attn: Chairman of the Board of Directors, 4137 Commerce Circle, Idaho Falls, Idaho 83401, Fax: (208) 524-1411.  In general, any shareholder communication delivered to us for forwarding to the Board or specified directors will be forwarded in accordance with the shareholder’s instructions.

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CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace.  Our Code of Ethics is available at www.internationalisotopes.com in the Investor Center section of our website.

Board Independence

The Board has determined that each of the current directors and nominees, other than Steve T. Laflin, our President and Chief Executive Officer, is independent under the NASDAQ listing rules.  Furthermore, the Board has determined that none of the members of any of our standing committees, other than Mr. Richart, has a material relationship with us (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives or makes payments from or to us) and each is "independent" within the meaning of NASDAQ's director independence standards under the NASDAQ Listing Rules. However, Mr. Richart does not meet the independence requirements for audit committee members set forth in NASDAQ Listing Rules because he is an "affiliated person" by virtue of his beneficial ownership of 21.0% of our common stock.

Board Structure and Committee Composition

Our Board has three directors and the following two standing committees: (1) Audit Committee, and (2) Compensation Committee.  Mr. Richart serves as the Chairman of the Board and Mr. Laflin serves as our President and Chief Executive Officer and as a director.  The Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board.  The Board believes it is in our best interests to make that determination based on current circumstances.  The Board has determined that having a separate Chairman and Chief Executive Officer at this time is appropriate given the current characteristics of our management and is in the best interest of our company and our shareholders.  Mr. Richart, with his experience in the medical device and pharmaceutical industries and his prior service on public company boards of directors and corporate medical advisory boards, is most capable of effectively identifying strategic priorities, leading Board discussions and defining our strategic objectives.  Mr. Laflin, as the Chief Executive Officer, is the individual selected by the Board to manage our company on a day-to-day basis, and his direct involvement in our operations allows him to provide valuable insights with respect to strategic planning, the operational requirements to meet our short- and long-term objectives, and management of risks facing our company.  Our independent directors bring experience, oversight and expertise from outside our company and the industry.

The membership and the function of each of the committees are described below.  The Audit Committee operates under a written charter adopted by the Board, which is available on our website at www.internationalisotopes.com in the Investor Center section. The Compensation Committee does not have a written charter.  During fiscal 2014, the Board held ten meetings.  Each director attended at least 75% of all Board and applicable committee meetings.

Audit Committee

The Audit Committee assists the Board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm's qualifications and independence, and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee is comprised of two members, Christopher Grosso and Ralph Richart, with Mr. Grosso serving as the chairman. Mr. Grosso is an “independent director” for audit committee service under the NASDAQ Listing Rules and applicable SEC rules and regulations.  Mr. Richart is not an independent director for audit committee service under NASDAQ Listing Rules because he is an “affiliated person” by virtue of his beneficial ownership of 21.0% of our common stock.  The Audit Committee is directly responsible for the appointment, compensation, and oversight of our independent registered public accounting firm. The independent auditing firm reports directly to the Audit Committee.  The responsibility of the Audit Committee includes resolving disagreements between our management and the independent registered public accounting firm related to financial reporting.  The Audit Committee is also responsible for establishing procedures for receipt of complaints relating to accounting, internal control, and auditing and confidential, anonymous information submitted by employees relating to questionable accounting or auditing matters.  The Audit Committee has the authority to employ independent counsel and other advisors in connection with its duties.  The Board has determined that Mr. Richart and Mr. Grosso are “audit committee financial experts” based on their prior experience as disclosed in their respective biographies on page 10.  The Audit Committee held two meetings in 2014.

The report of the Audit Committee is included on page 13 of this proxy statement.

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Compensation Committee

The Compensation Committee reviews the compensation and benefits of all of our officers annually, makes recommendations to the Board and reviews general policy matters relating to compensation and benefits of our employees, including administration of our equity compensation plans. The Compensation Committee is comprised of two members, Christopher Grosso and Ralph Richart, with Mr. Richart serving as the chairman. The Compensation Committee held two meetings in 2014.  We do not use any compensation consultants to determine, or recommend, any compensation for our officers or directors.  Executive officers have no role in determining their own compensation.  The non-employee directors approve the compensation of our Chief Executive Officer.  The entire Board approves the compensation of our Chief Financial Officer.  The practice of the Board has been to require unanimous approval to approve any action with respect to director compensation.

Nominating Committee

We do not have a standing nominating committee or committee performing similar functions or a nominating committee charter. The Board believes it is appropriate not to have such a committee because the entire Board including both of our independent Board members, Mr. Grosso and Mr. Richart, participate in the consideration of director nominees. Mr. Richart and Mr. Grosso are both “independent” under NASDAQ Listing Rules.  The Board will continue to assess the necessity of a nominating committee and will establish one if necessary in the future. The entire Board considers any director nominees recommended by shareholders.

Consideration of Director Nominees

Shareholder Nominees.  The Board does not have a formal policy regarding the consideration of director candidates nominated by shareholders because the Board is small and there is low turnover among its members.  Shareholders may nominate director candidates in writing, including the nominee's name and qualifications for Board membership, directed to our Secretary at the address of our principal executive offices set forth above.

Director Qualifications.  Board members should have high standards of professional and personal ethics, integrity and values.  They should have relevant experience and ability with respect to making and overseeing policy in business, technology, government or education sectors.  They should be committed to acting in our best interests and to objectively assessing Board, committee and management performance.  They should have sufficient time to carry out their duties and should have the willingness and ability to serve multiple terms to develop a deeper understanding of our business affairs.  Board members should be willing to avoid activities or interests that may create a conflict of interest with the director's responsibilities and duties to us.  We do not have a separate policy regarding consideration of diversity in identifying director nominees but the Board strives to nominate directors with a variety of skills and backgrounds so that, as a group, the Board will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business.

Identifying and Evaluating Nominees for Directors.  The Board uses a variety of methods for identifying and evaluating nominees for director. In the event of a vacancy on the Board, various potential candidates for director will be considered. Candidates may come to the Board's attention through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year. As noted above, properly submitted shareholder nominations for candidates to the Board will be considered. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board at a regularly scheduled meeting.  If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board. In evaluating nominees, the Board will seek to achieve a balance of knowledge, experience and capability on the Board.

The Board’s Role in Risk Oversight

The Board oversees our risk management activities.  One of the Board's primary responsibilities under our corporate governance guidelines is reviewing our strategic plans and objectives, including our principal risk exposures. The Board addresses, at least annually, our principal current and future risk exposures. The Board receives regular reports from members of its committees, senior management and professional consultants on areas of material risk to our business, including operational, financial, legal and regulatory, and strategic and reputation risks. The Audit Committee oversees our procedures for the receipt, retention and treatment of complaints relating to accounting and auditing matters and oversees our management of legal and regulatory compliance systems. The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

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Attendance of Directors at 2014 Annual Meeting of Shareholders

While we do not have a formal policy requiring our directors to attend shareholder meetings, directors are invited and encouraged to attend all meetings of shareholders.  All of our directors attended the 2014 Annual Meeting of Shareholders.

Code of Ethics

We have adopted a Code of Ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, and directors.  The Code of Ethics is available under the Investor Center of our website at www.internationalisotopes.com.     We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics that are required to be disclosed by posting such information on our website.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our Board currently consists of three directors. At the Annual Meeting, each director will be elected to serve until the next annual meeting and until his or her successor is elected and qualified.  Information regarding the business experience of each nominee to the Board is provided below. There are no family relationships among our executive officers and directors.

If you are a record holder and you sign your proxy card, but do not give instructions with respect to the voting of directors, your share will be voted "FOR" the three director nominees recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy card.

The Board expects that all of the director nominees will be available to serve as directors, and each of the director nominees has consented to being named in this proxy statement.  In the event that any director nominee should become unavailable, however, the proxy holders, Steve T. Laflin and Ralph M. Richart, will vote for a director nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Director Nominees

Ralph M. Richart, age 81, has served as a director since January 2002, and was elected by the Board to serve as Chairman of the Board in April 2002. Mr. Richart is professor emeritus in the Department of Pathology at Columbia University College of Physicians and Surgeons, where he was employed from 1963 to 2006. Mr. Richart has previously served on the board of directors of several public companies and corporate medical advisory boards. From 1972 to 2006, he served as Chief Executive Officer of several privately held companies in the fields of medicine and electronics. He has also consulted on clinical trials that resulted in FDA product approval, and he has served as an advisor to medical device and pharmaceutical companies as well as the Food and Drug Administration.  Mr. Richart’s experience serving on a number of public company boards provides us with a unique perspective and insight into our operations, strategic goals, and challenges.  In addition, Mr. Richart is our longest serving non-employee director and has extensive knowledge of our company and its operations.

Christopher Grosso, age 47, has served as a director since April 2002.  Mr. Grosso has been a partner of Kershner Grosso, Inc., a New York based money management firm, since 1998. From 1989 to 1998, Mr. Grosso was a Senior Research Analyst and Portfolio Manager with Kershner Grosso. He currently leads the firm's investment research, stock selection and trading activities.  Prior to joining Kershner Grosso, Mr. Grosso was with Howe and Rusling Investment Management and Chase Manhattan Bank.  Mr. Grosso received a B.S. in Business Administration from Skidmore College.  Mr. Grosso's significant financial expertise, including extensive experience with capital markets, investment banking and venture capital transactions, provides invaluable expertise to our Board in matters regarding our capital requirements and strategic direction.

Steve T. Laflin, age 58, has served as a director since June 2001. Since August 2001, Mr. Laflin has also served as our President and Chief Executive Officer.  From 1996 to 2001, he served as President and General Manager of International Isotopes Idaho Inc., one of our subsidiaries. Mr. Laflin received a B.S. degree in Physics from Idaho State University and has been employed in various senior engineering and management positions in the nuclear industry since 1992.  In addition to his institutional knowledge from his long tenure of service to us and his position as an executive officer, Mr. Laflin's significant engineering and management background in the nuclear industry is invaluable to the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

International Isotopes Inc. | 2015 Proxy Statement | 10

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Eide Bailly LLP (“Eide Bailly”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015.  Eide Bailly has served as our independent registered public accounting firm since September 1, 2013.  Representatives of Eide Bailly are expected to attend the Annual Meeting via teleconference, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Although shareholder approval is not required, we desire to obtain from our shareholders an indication of their approval or disapproval of the Audit Committee’s action in appointing Eide Bailly as our independent registered public accounting firm of our company for 2015.  If our shareholders do not ratify and approve this appointment, the Audit Committee will consider whether it should select other independent auditors.

Change in Independent Registered Public Accounting Firm

Hansen, Barnett & Maxwell, P.C. (“HBM”) resigned as our independent registered public accounting firm effective September 1, 2013.  Prior to September 1, 2013, HBM entered into an agreement with Eide Bailly, pursuant to which Eide Bailly acquired the operations of HBM, and certain of the professional staff and shareholders of HBM joined Eide Bailly either as employees or partners of Eide Bailly. Concurrent with the resignation of HBM, on September 1, 2013, we, through and with the approval of our Audit Committee, engaged Eide Bailly as our independent registered public accounting firm.

The report of HBM on our financial statements for the fiscal year ended December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

Prior to engaging Eide Bailly, we did not consult with Eide Bailly regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Eide Bailly on our financial statements, and Eide Bailly did not provide any written or oral advice that was an important factor considered by us in reaching a decision as to any such accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

In connection with the audit of our financial statements for the fiscal year ended December 31, 2012, and through September 1, 2013, there were no disagreements with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HBM, would have caused HBM to make reference to the subject matter of the disagreements in connection with its audit reports on our financial statements.

Independent Public Accountant Fees

Fees billed by Eide Bailly in fiscal years 2013 and 2014 were as follows:

Services Rendered	FY2013	FY2014
Audit Fees (1)	$19,455	$105,156
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$19,455	$105,156

Fees billed by HBM in fiscal year 2013 were as follows:

Services Rendered	FY2013
Audit Fees (1)	$89,820
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$89,820

(1)

For professional services for auditing our annual financial statements and reviewing the financial statements included in our other periodic reports filed with the SEC.

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Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. The Audit Committee approved the engagement of each of the independent public accounting firms to provide audit services prior to their respective engagements and approved all of the services and fees of our independent registered public accounting firms for 2013 and 2014.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF EIDE BAILLY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2014 with our management and Eide Bailly LLP, our independent registered public accounting firm.  Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles and internal control over financial reporting.  Eide Bailly LLP is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and for expressing opinions on the conformity of the financial statements with accounting principles generally accepted in the United States.

The Audit Committee has discussed with Eide Bailly LLP the matters required to be discussed by PCAOB AU Section 380, Communications with Audit Committees, and related regulations, and has received the written disclosures and the letter from Eide Bailly LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.  The Audit Committee has discussed with Eide Bailly LLP their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Audit Committee Report Submitted by:

Christopher Grosso, Chairman

Ralph M. Richart

International Isotopes Inc. | 2015 Proxy Statement | 13

PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our named executive officers’ compensation.  Although this advisory vote is nonbinding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.   Our current policy is to provide shareholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of shareholders until the next required shareholder vote on the frequency of such votes.

We encourage shareholders to read the “Compensation of Directors and Executive Officers” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2014. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.  The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in this proxy statement.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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MANAGEMENT

The following table sets forth certain information regarding our executive officers who are responsible for overseeing the management of our business and one key employee as of April 30, 2015:

Names	Age	Positions with the Company
Executive Officers:
Steve T. Laflin	58	Director, President and Chief Executive Officer
Laurie A. McKenzie-Carter	58	Chief Financial Officer and Secretary

Key Employee:
John Miller	50	Radiation Safety and Regulatory Manager

Please refer to the biographical information for Steve T. Laflin set forth on page 10 of this proxy statement.

Laurie A. McKenzie-Carter has served as our Chief Financial Officer since November 2007.  Ms. McKenzie-Carter joined us in August 2007 as our Chief Accounting Officer.  In addition to overseeing the management and coordination of all of our financial reporting functions, Ms. McKenzie-Carter works closely with the CEO on strategic planning activities such as budgeting and forecasting and has been instrumental in managing compliance issues including developing and maintaining our system of internal controls. Ms. McKenzie-Carter is our key employee for SEC reporting and works closely with legal and audit counsel to assure accurate and timely filings.  Her prior professional experience includes over twenty years of public and private accounting work and she is a Certified Public Accountant licensed in the states of Idaho and New Mexico.

John Miller has served as our Radiation Safety and Regulatory Manager since 2001.  In addition to overseeing our radiation and safety programs, Mr. Miller is the lead employee for regulatory issues and licensing.  Considering the extensive requirements for regulatory compliance, licensing, and permits, Mr. Miller plays an especially important role for our business.  Mr. Miller has over 25 years nuclear physics, safety, and licensing experience and has been instrumental in preparation and approval of our Nuclear Regulatory Commission (NRC) license for operations in Idaho and more than 28 subsequent amendments to that license.  Mr. Miller was also instrumental in the Company’s successful completion of NRC licensing for the planned uranium de-conversion and fluorine extraction processing facility in New Mexico. Mr. Miller has a BS in Physics, an MS in Environmental Engineering, and is a Certified Health Physicist.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

2014 Summary Compensation Table

The following table provides information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2013 and 2014.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Steve T. Laflin	2014	$209,077	$16,800	$82,790	(3)	$113,135	(2)	$421,802
President and CEO	2013	205,000	28,000	60,636		112,408		406,044

Laurie McKenzie-Carter	2014	104,104	—	30,190	(3)	—		134,294
Chief Financial Officer	2013	104,104	—	37,126		—		141,230

_________________________

(1)

The amounts included under the “Stock Awards” and “Option Awards” columns reflect aggregate grant date fair value of the stock and option awards granted in each respective fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures.  Assumptions used in the calculations of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(2)

Consists of a monthly housing allowance of $6,000 per month plus related tax gross-up payments.

(3)

On October 27, 2014, Mr. Laflin was granted a stock option to purchase 4,000,000 shares of common stock at an exercise price of $0.035 per share and Ms. McKenzie-Carter was granted a stock option to purchase 1,250,000 shares of common stock at an exercise price of $0.035 per share.  In addition, on October 27, 2014, options granted to Mr. Laflin and Ms. McKenzie-Carter were re-priced.  See “Narrative Disclosure to Summary Compensation Table - Option Repricing” below for additional information.

Narrative Disclosure to Summary Compensation Table

Steve Laflin Employment Agreement.  Effective February 2012, we entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with Mr. Laflin to serve as our President and Chief Executive Officer at a base salary of $200,000 with an annual $5,000 increase to his base salary, subject to further adjustment annually by the Board.  Mr. Laflin may also receive an annual bonus at the end of each year, at the discretion of the Board.  Upon each anniversary of the agreement, Mr. Laflin is entitled to receive $28,000 of fully vested shares of our common stock issued pursuant to our equity compensation plans, calculated based on the average closing price of our common stock for the 20 trading days prior to the date of grant; provided, however, that if the average closing price of our common stock for the 20 trading days prior to the date of grant is below $0.10 per share, then the number of shares of common stock to be issued shall be calculated based on a price of $0.10 per share.  In addition, pursuant to the Employment Agreement, Mr. Laflin will receive a monthly housing allowance for $6,000 plus additional tax gross up payments for the monthly housing allowance.  Mr. Laflin is also subject to confidentiality, noncompete and nondisparagement provisions under the Employment Agreement. The term of the Employment Agreement continues until February 28, 2017.

 Mr. Laflin is also entitled to certain payments upon the occurrence of certain events under the Employment Agreement.  If we terminate Mr. Laflin without cause, or if we were to be dissolved or sold, or if were to become a private company whose shares are no longer traded on a public exchange, the Board would have the power to terminate Mr. Laflin's employment and Mr. Laflin would be entitled to receive salary and benefits under his employment agreement through the date of termination and for an additional 12 months thereafter.  In the event that Mr. Laflin is terminated for cause or if Mr. Laflin terminates the Employment Agreement, he would be entitled to receive any salary and benefits that have accrued through the termination date.

2014 Equity Grants.  On October 27, 2014, in recognition for their individual performance and their service to our company, Mr. Laflin was granted a stock option to purchase 4,000,000 shares of common stock at an exercise price of $0.035 per share and Ms. McKenzie-Carter was granted a stock option to purchase 1,250,000 shares of common stock at an exercise price of $0.035 per share.  The stock options vest in three equal annual installments beginning on the grant date, and expire on October 27, 2024.

As described above, pursuant to his employment agreement, Mr. Laflin is entitled to a stock award each year equal to $28,000 of shares of our common stock, subject to certain stock price limitations.  In connection therewith, Mr. Laflin was granted a fully vested stock award of 167,860 shares of common stock on February 28, 2014, calculated based on a stock price of $0.10 per share.

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Option Repricing.  Pursuant to a Board resolution on October 27, 2014, we re-priced an aggregate of 14,500,000 options of our directors and executive officers which had an original exercise prices of either $0.07 or $0.08 per share.  The options were adjusted to an exercise price of $0.035 per share with the expiration dates remaining unchanged.  The amount in the table above also includes the incremental grant date fair value of the new options over the options originally granted in the respective months in which they expire.  Assumptions used in the calculations of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

2014 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the number and estimated value of outstanding stock awards held by each of our named executive officers as of December 31, 2014.

		Option Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date
Steve T. Laflin	5/4/2009(1)	3,000,000	—	$0.035	5/4/2019
	10/27/2014(4)	1,333,333	2,666,667	$0.035	10/27/2024
Laurie McKenzie-Carter	10/31/2007(2)	1,000,000	—	$0.035	10/31/2017
	5/4/2009(3)	500,000	—	$0.035	5/4/2019
	10/27/2014(4)	416,667	833,333	$0.035	10/27/2024

_________________________

(1)

The option vested and became exercisable in four equal annual installments beginning on May 4, 2010. On October 27, 2014, the exercise price of the option was amended to $0.035 per share.  See “Narrative Disclosure to Summary Compensation Table - Option Repricing” above for additional information.

(2)

The option vested and became exercisable in five equal annual installments beginning on October 29, 2007. On October 27, 2014, the exercise price of the option was amended to $0.035 per share.  See “Narrative Disclosure to Summary Compensation Table - Option Repricing” above for additional information.

(3)

The option vested and became exercisable in four equal annual installments beginning on May 4, 2010.  On October 27, 2014, the exercise price of the option was amended to $0.035 per share.  See “Narrative Disclosure to Summary Compensation Table - Option Repricing” above for additional information.

(4)

The option vests and becomes exercisable in three equal annual installments beginning on the grant date.

Termination and Change in Control Arrangements

Under our 2006 Equity Incentive Plan, to maintain all of the participants’ rights in the event of (i) a merger or consolidation where we are not the surviving company; (ii) the dissolution of the Company, or (iii) a transfer of all or substantially all of our assets, any outstanding options will become fully exercisable and vested to the full extent of the original grant and the plan administrator can provide a cash-out for awards in connection with the transaction.  If any of these above events had occurred on December 31, 2014, based on the closing stock price of $0.03 per share of our common stock as reported on the OTCBB on December 31, 2014, neither Mr. Laflin nor Ms. McKenzie-Carter would be entitled to receive any cash-out for unvested option awards since all of their unvested option awards would have been out-of-the-money.

As described above, Mr. Laflin is entitled to certain payments upon the occurrence of certain events under his Employment Agreement.  If we terminated Mr. Laflin without cause, or if we were to be dissolved or sold, or if were to become a private company whose shares were no longer traded on a public exchange, the Board would have the power to terminate Mr. Laflin’s employment and Mr. Laflin would be entitled to receive salary and benefits under his employment agreement through the date of termination and for an additional 12 months thereafter, which would be a payment of $210,000 (excluding benefits) assuming any of such events occurred as of December 31, 2014.  In the event that Mr. Laflin was terminated for cause or if Mr. Laflin terminated the Employment Agreement, he would be entitled to receive any salary and benefits that had accrued through the termination date.

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2014 Director Compensation

The following table sets forth information regarding compensation for each of our nonemployee directors for fiscal year 2014.  We do not pay our nonemployee directors retainer fees or other fees for service related to the Board or its committees.  Equity awards may be granted to the members of the Board from time to time under our equity compensation plans.  We also reimburse our non-employee directors for their costs associated with attending Board and committee meetings.  In 2014, those reimbursements were $675 for Mr. Grosso and none for Mr. Richart.  Steve Laflin does not receive any additional compensation for his service as a director.  See “2014 Summary Compensation Table” above for the compensation earned in 2014 by Mr. Laflin for his service as our President and Chief Executive Officer.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	All Other Compensation ($)	Total ($)
Ralph M. Richart	$—	$59,963	$—	$59,963
Christopher Grosso	—	$59,964	—	$59,964

_________________________

(1)

The amounts included under the “Option Awards” column reflect aggregate grant date fair value of the option awards granted in 2014, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures.  Assumptions used in the calculations of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(2)

As of December 31, 2014, the aggregate number of shares underlying outstanding option awards for each nonemployee director was as follows:  Mr. Richart - 6,500,000 shares; and Mr. Grosso - 6,500,000 shares.

(3)

On October 27, 2014, Mr. Richart was granted a stock option to purchase 1,500,000 shares of common stock at an exercise price of $0.035 per share and Mr. Grosso was granted a stock option to purchase 1,500,000 shares of common stock at an exercise price of $0.035 per share.  In addition, pursuant to a Board resolution on October 27, 2014, we re-priced an aggregate of 14,500,000 options of our directors and executive officers which had original exercise prices of either $0.07 or $0.08 per share.  The options were adjusted to an exercise price of $0.035 per share with the expiration dates remaining unchanged.  The amount in the table above also includes the incremental grant date fair value of the new options over the options originally granted in the respective months in which they expire.  Assumptions used in the calculations of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

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PROPOSAL NO. 4: APPROVAL OF THE INTERNATIONAL ISOTOPES INC.

2015 INCENTIVE PLAN

We are asking shareholders to approve the International Isotopes 2015 Incentive Plan (the “2015 Plan”), as an amendment and restatement of the Company’s 2006 Equity Incentive Plan (the “2006 Plan”).  The primary changes in the 2015 Plan are to increase the number of shares of common stock available for purchase by 20 million shares and extend the term for ten years from the date the shareholders approve the 2015 Plan.

The purpose of the 2015 Plan is to attract, retain and motivate employees, officers, directors, and other service providers of the Company and its affiliated companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s shareholders.  The Company currently has no other plan from which it can grant equity awards to employees.  As of April 29, 2015, 1,618,457 shares of common stock remained available for future grants of equity awards under the 2006 Plan.

The 2015 Plan was approved by the Board of Directors on April 29, 2015 and will become effective upon receipt of our shareholders’ approval at the Annual Meeting.

The Board of Directors believes that the 2006 Plan has contributed to strengthening the incentive of participating employees to achieve the objectives of the Company and its shareholders by encouraging employees to acquire a greater proprietary interest in the Company. The Board of Directors believes that additional shares of common stock should be reserved for use under the 2015 Plan to enable the Company to attract and retain key employees through the granting of awards under the Plan. In the event that the required votes to approve the 2015 Plan are not obtained, the 2015 Plan will not become effective and the Company will continue to make grants of awards pursuant to the terms of the 2006 Plan as currently in effect and subject to applicable law.

In setting the number of proposed additional shares issuable under the 2015 Plan, the Board considered a number of factors including: shares currently available under the 2006 Plan and how long the shares available (both currently and assuming the approval by the shareholders of this Proposal No. 4) are expected to last; historical equity award granting practices; impact of equity awards under the 2015 Plan and dilution.

One of the requirements of Section 162(m) of the Code is that shareholders must approve the types of performance criteria pursuant to which incentive compensation is intended to qualify as “performance-based compensation”.  Approval of this Proposal No. 4 is intended to constitute shareholder approval of the material terms of the 2015 Plan and the performance criteria set forth therein for purposes of Section 162(m) of the Code.

Summary of the Plan

A copy of the 2015 Plan is attached to this Proxy Statement as Annex A and is incorporated herein by reference. The following description is a summary and does not purport to be a complete description and is qualified in its entirety by reference to the text of the 2015 Plan set forth in Annex A.  See Annex A for more detailed information.

Administration - The Compensation Committee

The 2015 Plan is administered by the Company’s Board of Directors or Compensation Committee of the Company’s Board of Directors (the “committee”). The committee has the authority to administer the plan, including, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred.  To the extent consistent with applicable law, the committee may delegate to one or more of the Company’s officers or a committee of one or more directors the right to grant to employees awards based on grant guidelines approved in advance by the committee.

Eligibility

Awards may be granted under the 2015 Plan to employees, officers and directors, including non-employee directors, and consultants, agents, advisors and independent contractors of the Company and its affiliates. As of April 29, 2015, approximately 25 employees and 2 non-employee directors were eligible to participate in the 2015 Plan.

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Types of Awards

The 2015 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options, (2) stock appreciation rights, (3) stock awards restricted stock and stock units, (4) performance shares and performance units conditioned upon meeting performance criteria and (5) other stock or cash-based awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of the Company’s common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The exercise price of stock options under the 2015 Plan must be at least 100% of the fair market value of the stock for the date of grant, except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions. The committee will fix the term of each option, but no option under the 2015 Plan will be exercisable more than ten years after the option is granted. Each option will be exercisable at such time or times as determined by the committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery or withholding of the common stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the committee. Options may also be exercised by means of a broker-assisted cashless exercise.

After termination of service with the Company or its affiliates, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than cause, retirement, death or disability and (ii) one year following his or her termination due to retirement, death or disability. If a participant is terminated for cause, all options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the one-year anniversary of the participant’s death. In no event will an option be able to be exercised later than the expiration of its term.

Stock Appreciation Rights (“SARs”). SARs may be granted alone (“freestanding”) or in addition to other awards and may, but need not, relate to a specific option granted under the 2015 Plan. Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate, however, under the 2015 Plan the grant price of a freestanding SAR may not be less than the fair market value of the Company’s common stock for the date of grant, except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions, and the term will not be more than ten years. Payment upon such exercise will be in cash, stock, other property or any combination of cash, stock or other property as determined by the committee and set forth in the instrument evidencing the SAR. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted under the 2015 Plan.  These awards may be made subject to forfeiture restrictions at the committee’s discretion, and the committee may waive any such restriction at any time in its sole discretion. Such restrictions may be based on continuous service with the Company or its affiliates and/or the achievement of performance criteria, as determined by the committee.  Until the lapse of the restrictions, recipients may not dispose of their restricted stock. Upon termination of employment during the restriction period, all shares of restricted stock still subject to restriction will be forfeited, subject to any exceptions that may be authorized by the committee.

Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to cash or property other than stock. Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions as established by the committee, and the amount of any payment may be adjusted on the basis of such further conditions as the committee determines. Performance awards may be paid entirely in cash or in any combination of cash, stock or other property, in the discretion of the committee.

Other Stock or Cash-Based Awards. The committee is also authorized to grant to participants under the 2015 Plan, either alone or in addition to other awards granted under the 2015 Plan, incentives payable in cash or in shares of common stock subject to terms and conditions determined by the committee.

International Isotopes Inc. | 2015 Proxy Statement | 20

Shares Subject to the 2015 Plan

Number of Shares Reserved for Issuance. The 2015 Plan authorizes the issuance of up to 60,000,000 shares of common stock, plus 11,089,967 shares previously reserved but not issued under the 2002 Long-Term Incentive Plan.  Shares of common stock covered by an award granted under the 2015 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2015 Plan that are forfeited, settled for cash or otherwise terminated and shares withheld by or tendered to the Company in connection with the exercise of an option or other award granted under the 2015 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards will become available for issuance under the 2015 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2015 Plan. The shares of stock deliverable under the 2015 Plan may consist in whole or in part of authorized and unissued shares or shares purchased in the open market or otherwise. The committee may adjust the aggregate number of shares or the number of shares subject to awards under the 2015 Plan in the event of a change affecting shares of common stock, such as stock dividends, recapitalization, reorganization or mergers.

Limitations on Use of Shares Subject to the 2015 Plan. The committee may not make awards under the 2015 Plan to any single participant in any calendar year that relate to more than 5 million shares of common stock, subject to adjustment as described above. In addition, the committee may not grant performance units to any single covered employee in any one calendar year with a maximum dollar value greater than $500,000.  The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2015 Plan is the total stated number of shares authorized for issuance under the 2015 Plan.

Nonassignability of Awards

Unless the committee determines otherwise for certain permitted transferees, no award granted under the 2015 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the committee or by the laws of descent and distribution. Each award may be exercisable, during the participant’s lifetime, only by the participant, or, if permissible under applicable law, by the participant’s guardian or legal representative.

Term, Termination and Amendment

Unless earlier terminated by the Company’s Board of Directors or the committee, the 2015 Plan will terminate on July 14, 2025, assuming approval of the 2015 Plan at the Annual Meeting. The Company’s Board of Directors or the committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2015 Plan at any time, as long as the rights of a participant are not materially impaired without the participant’s consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the committee, to qualify with tax requirements. The committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent. The committee may reprice options or SARs without shareholder approval.  Generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant that would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Performance-Based Compensation under Section 162(m)

Under Section 162(m) of the Code, the Company is generally prohibited from deducting for federal income tax purposes compensation paid to its chief executive officer and four other most highly compensated executive officers in excess of $1 million per person in any year.  However, compensation that qualifies as performance-based is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.  If the committee intends to qualify an award under the 2015 Plan as “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals it may choose include any of the following, or any combination, for the Company as a whole, or as any business unit, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics. Such performance goals also may be based on the Company’s achievement of specified levels of performance for the Company as a whole or any business unit under one or more of the performance criteria described above relative to the performance of other corporations.

International Isotopes Inc. | 2015 Proxy Statement | 21

Change in Control

Under the 2015 Plan, to maintain all of the participants’ rights in the event of a merger or consolidation where the Company is not the surviving company; the dissolution of the Company, or a transfer of all or substantially all of the assets of the Company:

•

Any options and stock appreciation rights will become fully exercisable and vested to the full extent of the original grant and any restrictions applicable to any restricted stock or stock units will lapse, unless provision is otherwise made in writing in connection with the transaction for the substitution of securities of another corporation,

•

All performance shares and performance units then vested will be immediately settled or distributed, and

•

The committee can provide a cash-out for awards in connection with the transaction.

Other Information

The market price of the Company’s common stock as reported on the over the counter bulletin board on April 29, 2015, was $0.05 per share.

All awards under the 2015 Plan are made at the discretion of the Administrator. Therefore, the benefits and amounts that will be received or allocated under the 2015 Plan are not determinable at this time.  No awards have been granted that are contingent on the approval of the 2015 Plan.  As of April 29, 2015, there were (i) 27,950,000 shares of common stock subject to outstanding options under the 2006 Plan; and (ii) there were no shares of common stock subject to outstanding unvested restricted stock awards under the 2006 Plan.

Since the initial approval of the 2006 Plan in 2006 through April 29, 2015, the following number of stock options have been granted under the Plan to the individuals and groups described in the table.

Name and Position	Number of Shares Underlying Stock Option Grants
Steve T. Laflin, President and Chief Executive Officer	7,000,000
Laurie McKenzie-Carter, Chief Financial Officer	2,750,000
All Current Executive Officers as a Group	9,750,000
All Directors Who Are Not Executive Officers as a Group	13,000,000
Ralph M. Richart, Director	6,500,000
Christopher Grosso, Director	6,500,000
All Employees Who Are Not Executive Officers as a Group	2,850,000

U.S. Federal Income Tax Consequences

The following briefly describes the U.S. federal income tax consequences of the 2015 Plan generally applicable to the Company and to participants who are U.S. citizens.

Stock Options

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

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Incentive Stock Options. A participant will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Stock Awards

Upon receipt of a stock award, a participant generally will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.

Restricted Stock Awards

Upon receipt of a restricted stock award, a participant generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election.

Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Performance Awards and Other Stock Unit Awards

A participant generally will not recognize taxable income upon the grant of a performance award.  Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to the Company by the participant with respect to the award. The tax consequences of other stock unit awards will depend upon the specific terms of each award.

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Section 409A of the Code

If an award under the 2015 Plan constitutes nonqualified deferred compensation that is subject to Section 409A of the Code, certain requirements must be met (e.g., rules regarding deferral elections, distributions and acceleration of benefits). If the requirements are not satisfied, the participant may have to include an amount in income currently (or, if later, when no longer subject to a substantial risk of forfeiture), and may be subject to an additional tax equal to 20% of the amount included in income plus interest from the date of deferral (at the IRS underpayment rate plus 1%).  Restricted stock and options  are generally exempted from the requirements of Section 409A of the Code if certain requirements are satisfied (e.g., if the option exercise price can never be less than the fair market value of the stock on the grant date).

Tax Consequences to the Company

In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under Section 162(m) of the Code. As discussed above, as a public company, the Company is subject to the tax-deduction rule of Section 162(m) of the Code (applicable to compensation in excess of $1 million paid to certain of the Company’s executive officers during any year). The Plan includes a limitation on the number of shares that may be granted subject to awards made to an employee during any fiscal year to permit, but not require, the Company to qualify certain awards granted under the Plan as performance-based compensation, which is excepted from the general tax-deduction rule. The Section 162(m) stock limit in the Plan is 5,000,000 shares for an employee per fiscal year. Under the Plan, there is a limit of $500,000 cash award for an employee during a year. Stock options issued under the Plan will generally qualify as performance-based compensation with an exercise price equal to at least the fair market value of the underlying stock on the date of grant, while stock awards with service based vesting will generally not qualify as performance-based compensation, and therefore compensation amounts arising in connection with stock units and stock awards with service based vesting may be subject to the Section 162(m) tax deduction rule.

Tax Withholding

The Company is authorized to withhold from any award granted or payment due under the 2015 Plan the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The committee is authorized to establish procedures for election by participants to satisfy their obligations for the payment of withholding taxes by delivery of shares of the Company’s stock or by directing the Company to retain stock otherwise deliverable in connection with the award.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INTERNATIONAL ISOTOPES INC. 2015 INCENTIVE PLAN.

Equity Compensation Plan Information

We currently maintain three equity compensation plans that provide for the issuance of our common stock to officers and other employees, directors and consultants, each of which have been approved by our shareholders: the 2002 Long Term Incentive Plan, the International Isotopes Inc. Employee Stock Purchase Plan and the 2006 Equity Incentive Plan. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2014:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	27,950,000	$0.05	2,717,741(1)
Equity compensation plans not approved by shareholders	—	—	—
Total	27,950,000	$0.13	2,717,741(2)

(1)

Includes 1,786,317 shares available for issuance under the 2006 Equity Incentive Plan and 931,424 shares available for issuance under the International Isotopes Inc. Employee Stock Purchase Plan. Shares available for issuance under the 2006 Equity Incentive Plan may be granted in the form of stock options, stock awards, restricted stock awards, restricted stock units, stock appreciation rights or any other form of equity compensation approved by the Board or the Compensation Committee.

(2)

As of April 29, 2015, 1,618,457 shares of common stock were available for issuance under the 2006 Equity Incentive Plan and 904,796 shares were available for issuance under the International Isotopes Inc. Employee Stock Purchase Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 24, 2015 by:

•

each person who to our knowledge beneficially owned more than 5% of our common stock on that date;

•

each of our named executive officers and directors; and

•

all of our executive officers and directors as a group.

The number of shares beneficially owned by each entity or person is determined under the SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of April 24, 2015 through the exercise of any stock option or other right.  Except as otherwise indicated, each person named in the tables below has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such person.

Unless otherwise indicated, the address for all persons named below is c/o International Isotopes Inc., 4137 Commerce Circle, Idaho Falls, Idaho 83401.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Greater than 5% Shareholders:
Kennerman Associates Inc.(2) 480 Broadway, Suite 310 Saratoga Springs, New York 12866	136,100,136	33.4%
John M. McCormack(3) 1303 Campbell Road Houston, TX 77055	80,120,339	19.3%
William Nicholson 121 Post Oak Lane, #2105 Houston, TX 77055	24,183,637	6.0%
Directors and Named Executive Officers:
Ralph M. Richart(4)	88,135,123	21.0%
Christopher Grosso(5)(7)	25,101,760	6.2%
Steve T. Laflin(6)	9,301,711	2.3%
Laurie McKenzie-Carter(8)	1,920,860	*
All Directors and Executive Officers as a Group (4 persons)	124,459,454	28.9%

___________________

*

Less than 1%.

(1)

Percentage beneficially owned below is based on 402,215,235 shares of our common stock outstanding on April 24, 2015.

(2)

Based on a Schedule 13G/A filed with the SEC on April 1, 2015, for which Kennerman Associates, Inc. has shared dispositive power and includes shares of various investment advisory clients and shares held by Ralph M. Richart and Christopher Grosso, a principal of Kennerman Associates, Inc. Includes 5,000,000 shares of Mr. Grosso subject to stock options exercisable within 60 days of April 24, 2015.

(3)

Includes (i) 67,620,339 shares beneficially owned by trusts for the benefit of Mr. McCormack’s family members and (ii) a warrant to purchase 12,500,000 shares of our common stock which is currently exercisable.

(4)

Includes (i) 5,000,000 shares subject to stock options exercisable within 60 days of April 24, 2015, (ii) 1,374,866 shares held in a Richart family trust of which Mr. Richart is a co-trustee and (iii) warrants to purchase 12,500,000 shares of our common stock which are currently exercisable.

(5)

Includes (i) 5,000,000 shares subject to vested stock options exercisable within 60 days of April 24, 2015, and (ii) 230,834 shares held by family members.  Excludes 111,023,376 shares of common stock owned by various investment advisory clients of Kennerman Associates, Inc. d/b/a Kershner Grosso & Co.

(6)

Includes 4,333,333 shares subject to stock options exercisable within 60 days of April 24, 2015. Mr. Laflin has pledged 1,414,285 shares of common stock as security for a personal loan.

(7)

Mr. Grosso and Mr. Richart are members of a group pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, because Mr. Grosso has investment power of the shares owned by Mr. Richart.  The beneficial ownership number and percentage set forth in the table above for Mr. Grosso excludes shares beneficially owned by Mr. Richart, his children or other family trusts.  Mr. Grosso disclaims beneficial ownership of shares owned by Mr. Richart, his children or other family trusts.

(8)

Includes 1,916,667 shares subject to stock options exercisable within 60 days of April 24, 2015.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from certain of our officers and directors that no other reports were required, we believe that all required reports of our officers, directors and greater than ten percent stockholders under Section 16(a) were timely filed during the year ended December 31, 2014, except for:

•

One late Form 4 for Steve Laflin related to a stock award granted to Mr. Laflin in accordance with his employment agreement in February 2014;

•

One late Form 4 for each of Ralph Richart, Chris Grosso, Steve Laflin and Laurie McKenzie-Carter related to the repricing of options in October 2014; and

•

One late Form 4 for each of Ralph Richart, Chris Grosso, Steve Laflin and Laurie McKenzie-Carter relating to stock option grants in October 2014.

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OTHER MATTERS

Related Person Transactions

In February 2013, we entered into a securities purchase agreement with certain private investors pursuant to which we sold convertible debentures for an aggregate of $1,060,000.  Ralph Richart, our Chairman, purchased $300,000 of convertible debentures in the offering, and Christopher Grosso, a director, purchased $50,000 of convertible debentures in the offering.  The debentures accrued interest at a rate of 10% per annum, compounded annually, and matured in February 2015.  The conversion price in effect for these debentures, on any conversion date, is equal to the lesser of $0.14 or the average closing price of our common stock for the 120 consecutive trading days up to, but not including, the maturity date. On February 20, 2015, all of the outstanding principal of the debentures as well as the accrued interest of $222,600, were converted into and aggregate of 32,065,000 shares of common stock at a conversion price of $0.04 per share.  Mr. Richart received 9,075,000 shares of common stock and Mr. Grosso received 1,512,500 shares of common stock, upon conversion of the debentures.

In December 2013, we borrowed an aggregate of $500,000 from Ralph Richart, our Chairman, and John McCormack, one of our major shareholders (collectively, the “Lenders”).  The $500,000 note bears interest at 6% per annum and the maturity date was originally June 30, 2014.  At any time, the Lenders may convert any or all of the principal and accrued interest into shares of our common stock at a conversion price based upon the average closing price of the our common stock for the 20 days preceding the maturity or prepayment date.  In connection with the note, each of the Lenders was issued a warrant to purchase 5,000,000 shares of our common stock at an exercise price of $0.06 per share.  The warrants are immediately vested and exercisable, and expire in December 2018.  In June 2014, we renegotiated the terms of this promissory note.  Pursuant to the modification, the maturity date was extended to December 31, 2017, and each Lender was granted an additional 7,500,000 warrants to purchase shares of our common stock at $0.06 per share.  The warrants were immediately exercisable.

Policy on Transactions with Related Persons

The full Board reviews and approves any business transactions in which related persons may have an interest.  In determining whether to approve or ratify any such transaction, the Board considers, in addition to other factors it deems appropriate, whether the transaction is on terms no less favorable to us than those involving unrelated parties.  All transactions disclosed above were reviewed and approved in accordance with the policy set forth above.

Householding

As permitted by the SEC’s proxy statement rules, we will deliver only one set of proxy materials to multiple shareholders sharing the same address, unless we have received contrary instructions from one or more of the shareholders. We will, upon written or oral request, promptly deliver a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered and will include instructions as to how the shareholder can notify us that the shareholder wishes to receive a separate copy of the proxy holders.  Registered shareholders wishing to receive separate proxy materials in the future or registered shareholders sharing an address wishing to receive a single copy of the proxy materials in the future may contact our transfer agent at Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021, Telephone: (800) 962-4284.

Other Matters

We do not intend to bring before the Annual Meeting any matters other than the proposals specifically described above, and we know of no matters other than those to come before the Annual Meeting.  If any other matters properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Steve Laflin
Steve T. Laflin
President and Chief Executive Officer

Idaho Falls, Idaho

June 10, 2015

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ANNEX A

INTERNATIONAL ISOTOPES INC.

2015 INCENTIVE PLAN

SECTION 1.  PURPOSE

This International Isotopes Inc. 2015 Incentive Plan is an amendment and restatement of the International Isotopes Inc. 2006 Equity Incentive Plan.  The purpose of the International Isotopes Inc. 2015 Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2.  DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3.  ADMINISTRATION

3.1

Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto.  Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan.  Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time.  To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act.  All references in the Plan to the “Committee” shall be, as applicable, to the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.2

Administration and Interpretation by Committee

(a)

Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)

The Committee shall have the right, without stockholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c)

The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d)

Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person.  A majority of the members of the Committee may determine its actions.

SECTION 4.  SHARES SUBJECT TO THE PLAN

4.1

Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock authorized for issuance under the Plan shall be:

(a)

60,000,000 shares; plus

(b)

11,089,967 shares authorized but not issued under the Company’s 2002 Long-Term Incentive Plan (the “Prior Plan”).

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.2

Share Usage

(a)

Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant.  If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan.  Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan.  The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b)

The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)

Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan.  Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan.  In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination.  In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d)

Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

SECTION 5.  ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects.  An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6.  AWARDS

6.1

Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan.  Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.  Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2

Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3

Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award.  If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents.

6.4

Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate.  The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

SECTION 7.  OPTIONS

7.1

Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2

Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards.

7.3

Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4

Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.  To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 13.  An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5

Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased.  Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)

cash, check or wire transfer;

(b)

having the Company withhold shares of Common Stock that would otherwise be issued to the Participant that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(c)

tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option owned by the Participant for at least six months (or any other period necessary to avoid adverse accounting consequences to the Company);

(d)

so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of  proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(e)

such other consideration as the Committee may permit.

7.6

Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.  If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a)

Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b)

Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i)

if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(ii)

if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

(iii)

the last day of the maximum term of the Option (the “Option Expiration Date”).

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise.  If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation.  If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(c)

A Participant’s change in status from an employee to a consultant, advisor or independent contractor, or a change in status from a consultant, advisor or independent contractor to an employee, shall not be considered a Termination of Service for purposes of this Section 7.6.

SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1

Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option.  In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2

Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3

Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date.  The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4

Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5

Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6

Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.  The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7

Code Definitions

For the purposes of this Section 8 “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9.  STOCK APPRECIATION RIGHTS

9.1

Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion.  An SAR may be granted in tandem with an Option or alone (“freestanding”).  The grant price of a tandem SAR shall be equal to the exercise price of the related Option.  The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2.  An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2

Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying:  (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised.  At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3

Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the vesting period and any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10.  STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1

Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2

Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock.  Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3

Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11.  PERFORMANCE AWARDS

11.1

Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award.  Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  Notwithstanding the foregoing, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2

Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award.  Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12.  OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 13.  WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”).  The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations.  The value of the shares so withheld may not exceed the employer’s minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months, if such limitations are necessary to avoid adverse accounting consequences to the Company.

SECTION 14.  ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death.  During a Participant’s lifetime, an Award may be exercised only by the Participant.  Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award to a Permitted Transferee subject to such terms and conditions as the Committee shall specify.

SECTION 15.  ADJUSTMENTS

15.1

Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable to an individual in a calendar year as set forth in Section 16.3 and as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.  The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.  Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2

Change In Control

The following provisions shall apply unless a Participant’s written agreement provides otherwise. If, while any Options, Stock Appreciation Rights, Restricted Stock Awards or Performance Awards are outstanding under the Plan, there shall occur (a) a merger or consolidation of the Company with or into another  corporation  in which the Company shall not be the surviving corporation, (b) a dissolution of the Company, or (c) a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities, then, with respect to each Option, Stock Appreciation Right and Restricted Stock Award outstanding immediately prior to the consummation of such transaction, if provision is not otherwise made in writing in connection with such transaction for the substitution of securities of another corporation, and without the necessity of any action by the Board of Directors, each such Option, Stock Appreciation Right, Restricted Stock Award or Performance Award shall terminate, but (A) the holder of any outstanding Option shall be entitled, immediately prior to the effective date of such transaction, to purchase the number of shares that are then vested and exercisable; (B) the holder of any Stock Appreciation Right shall be entitled, immediately prior to the effective date of such transaction, to exercise such Right to the extent the Option is exercisable at such time in accordance with its terms; and (C) the recipient of any Performance Award shall be entitled, immediately prior to the effective date of such transaction, to receive the then vested shares or values under such Award.  The unexercised portion of any Option or Stock Appreciation Right, and all non-vested Restricted Stock, Stock Unit and Performance Awards shall be deemed canceled, forfeited, and terminated as of the effective date of such transaction.

15.3

Change in Control Cash Out

Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide that a Participant’s outstanding Awards shall terminate upon or immediately prior to such a transaction and that the Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in such transaction, or, in the event the transaction does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Award.

15.4

Further Adjustment of Awards

Subject to Section 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards.  Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants.  The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

15.5

No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6

Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

15.7

Section 409A of the Code

Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code are intended to be made in compliance with the requirements of Section 409A of the Code; (b) any adjustments made pursuant to Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code are intended to be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code; and (c) in any event, the Committee shall not have the authority to make any adjustments pursuant to Section 15 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the time of grant to be subject thereto; provided however that notwithstanding anything to the contrary in the Plan in no event shall the Company be liable to any Participant for or with respect to any taxes, penalties or interest which may be imposed upon a Participant pursuant to Section 409A of the Code.

SECTION 16.  CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.1

Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company:  cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Criteria”).  Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations.  Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

16.2

Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3

Limitations

Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 16 in any calendar year period with respect to more than 5,000,000 shares of Common Stock for such Award, and the maximum dollar value payable with respect to Performance Units subject to this Section 16 granted to any Covered Employee in any one calendar year is $500,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17.  AMENDMENT AND TERMINATION

17.1

Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board.  Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2

Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date.  After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.  Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date and (b) the approval by the stockholders.

17.3

Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan.  Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.  Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

SECTION 18.  GENERAL

18.1

No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2

Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws.  At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration.  The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3

Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4

No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5

Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

18.6

Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7

No Trust or Fund

The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8

Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9

Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10

Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Idaho without giving effect to principles of conflicts of law.

18.11

Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan is subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19.  EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan as amended and restated as authorized as by the Board on February 13, 2015 and approved by the Board on April 29, 2015 is approved by the stockholders of the Company.  If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” means International Isotopes Inc., a Texas corporation.

“Compensation Committee” means the Compensation Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 20.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the average of the high and low trading prices for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Permitted Transferee” means a member of an optionee’s immediate family, trusts for the benefit of such immediate family members, and partnerships in which the optionee and/or such immediate family members are the only partners, provided that no consideration is provided for the transfer.  Immediate family members shall include an optionee’s descendants (children, grandchildren and more remote descendants), and shall include step-children and relationships arising from legal adoption.

“Plan” means the International Isotopes Inc. 2015 Equity Incentive Plan.

‘‘Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement.  Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding.  Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award.  Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.

International Isotopes Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on July 14, 2015.

Vote by Internet

- Go to **www.envisionreports.com/INIS**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3 and 4.

1. ELECTION OF DIRECTORS:

Nominee	For	Withhold
01 - STEVE T. LAFLIN	☐	☐
02 - CHRISTOPHER GROSSO	☐	☐
03 - RALPH M. RICHART	☐	☐

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Proposal	For	Against	Abstain
2. RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The ratification of the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.	☐	☐	☐
3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION The approval of an advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
4. APPROVAL OF 2015 INCENTIVE PLAN. The approval of the International Isotopes Inc. 2015 Incentive Plan.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

International Isotopes Inc.

Proxy — International Isotopes Inc.

4137 Commerce Circle, Idaho Falls, ID 83401

Annual Meeting of Shareholders of International Isotopes Inc. to be held on July 14, 2015

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT; FOR THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; FOR THE APPROVAL OF THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND FOR THE APPROVAL OF THE INTERNATIONAL ISOTOPES INC. 2015 INCENTIVE PLAN. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned shareholder(s) hereby appoint(s) Steve T. Laflin and Ralph M. Richart, and either of them, Proxies with full power of substitution in each and hereby authorize(s) them to represent and vote, as designated above, all the shares of Common Stock held of record by the undersigned on May 26, 2015, at the 2015 Annual Meeting of Shareholders of International Isotopes Inc., to be held at 2:00 p.m. Eastern time on July 14, 2015, at the offices of Perkins Coie LLP located at 30 Rockefeller Plaza, 22nd Floor, New York, New York 10112, or any adjournments or postponements thereof. The proxies are authorized to vote upon the proposals on the reverse side and, in their discretion, upon all other matters that may properly come before the 2015 Annual Meeting of Shareholders.

(Continued and to be signed on the reverse side.)